UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2024

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39130	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 20, 2024, TELA Bio, Inc. (the “Company”) issued a press release announcing the appointment of Greg Firestone as its Chief Commercial Officer, effective as of May 20, 2024.

Mr. Firestone first joined the Company in October 2017 and has served most recently as the Company’s Chief Business Officer, where he has led the Company’s strategic customer relations team. He has over 35 years of experience in the acute and non-acute healthcare sectors, with much of his tenure in strategy and partnership development, stakeholder collaboration, and strategic consulting initiatives. Throughout his career, Mr. Firestone has worked closely with integrated delivery networks (“IDNs”), health systems, group purchasing organizations, and suppliers, developing deep relationships throughout the MedTech landscape. Prior to his tenure with the Company, he held several executive and sales leadership roles in medical device, GPO and logistics, including as founder and CEO of Dermal Life, LLC, co-founder and president of Mossberg Labs, and owner and CEO of NCI, where Mr. Firestone founded the IDN Summit & Expo, and authored Swimming with the Supertankers, a book written to assist supplier sales and marketing professionals.

A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On May 19, 2024, Peter Murphy, the Company’s current Chief Commercial Officer, was terminated without Cause (as such term is defined in Mr. Murphy’s employment agreement) from the Company, effective immediately. Mr. Murphy will receive a severance package in accordance with the terms of his employment agreement. The Company extends its deepest gratitude to Mr. Murphy for his lasting contributions to the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document
99.1	Press Release of TELA Bio, Inc., dated May 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: May 20, 2024